As filed with the Securities and Exchange Commission on May 31,
  2000.

                                  Registration No. 333-__________

=================================================================

                         UNITED STATES
               SECURITIES AND EXCHANGE COMMISSION
                    Washington, D.C.  20549
                   _________________________

                            FORM S-8
    REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
                   _________________________

                       ASD SYSTEMS, INC.
     (Exact name of Registrant as specified in its charter)

          Texas                              75-2737041
(State or other jurisdiction of           (I.R.S. Employer
incorporation or organization)          Identification No.)

   3737 Grader Street, Suite 110
      Garland, Texas                           75041
(Address of Principal Executive Offices)     (Zip Code)


                      --------------------

                  1999 LONG-TERM INCENTIVE PLAN
                    (Full title of the plan)

                      ---------------------

       David E. Bowe                               Copy to:
President and Chief Financial Officer       J. David Washburn, Esq.
    ASD SYSTEMS, INC.                        ARTER & HADDEN LLP
3737 Grader Street, Suite 110            1717 Main Street, Suite 4100
  Garland, Texas  75041                  Dallas, Texas  75201-4605
(Name and address of                           (214) 761-2100
   agent for service)


                         (214) 348-7200
                       (Telephone number,
                      including area code,
                      of agent for service)
                       _____________________

                 CALCULATION OF REGISTRATION FEE
 ==================================================================
                              Proposed     Proposed
 Title of                      Maximum      Maximum
Securities                    Offering     Aggregate    Amount of
   to be     Amount to be     Price Per    Offering    Registration
Registered   Registered(1)     Share       Price (2)       Fee
-------------------------------------------------------------------
Common       1,300,000           (2)       $3,331,250   $880.00
Stock        shares
$.0001 par
value
___________________________________________________________________

     (1) Relates only to additional shares registered hereby and does not include the amount of the registration fee previously paid in connection with the 1,200,000 shares of Common Stock previously registered by that Registration Statement on Form S-8 filed with the Commission on December 22, 1999 (Reg. No. 333-93403).

     (2) Estimated pursuant to Rules 457(c) and (h) and General Instruction E to Form S-8 solely for the purpose of calculating the registration fee based on the average of the high and low sales prices as reported on the Nasdaq Stock Market's National Market on May 31, 2000.

================================================================

                        EXPLANATORY NOTE

     This Registration Statement is being filed for the purpose of increasing the number of shares of the Registrant's common stock issuable pursuant to the same plan for which a Registration Statement of the Registrant on Form S-8 is currently effective.

     The Registrant's Registration Statement on Form S-8 filed with the Securities and Exchange Commission on December 22, 1999
(No. 333-93403) is hereby incorporated by reference.

Item 8.        Exhibits.

     Exhibit           Description
     -------           -----------

      4.1 1999 Long-Term Incentive Plan for ASD Systems, Inc., as amended (filed as Exhibit 4.1 to the Registrant's Registration Statement on Form S-8 (Reg. Statement No. 333-93403) and incorporated herein by reference)
      5.1 Opinion of Arter & Hadden LLP as to the legality of the securities being registered (filed herewith)
     23.1 Consent of Arter & Hadden LLP (included in their opinion filed as Exhibit 5.1) (filed herewith)
     23.2              Consent of Ernst & Young LLP (filed
                       herewith)



                        [Signature Page Follows]

                              SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant certifies that it has reasonable grounds to believe that it meets all the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Garland, Texas, on May 31, 2000.

                              ASD SYSTEMS, INC.

                              By:     /s/ DAVID E. BOWE
                                 --------------------------------
                                   David E. Bowe
                                   President and Chief Financial
                                   Officer

     Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed by the following persons and in the capacities indicated on May 31, 2000.

Signature               Title
---------------------   --------------------------------

 /s/ NORMAN CHARNEY     Chairman of the Board and Chief
---------------------   Executive Officer
Norman Charney          (Principal Executive Officer)

 /s/ DAVID E. BOWE      President, Chief Financial
----------------------  Officer and Director
David E. Bowe           (Principal Financial and
                        Accounting Officer)

/s/ JONATHAN R. BLOCH   Director
----------------------
Jonathan R. Bloch

                        Director
----------------------
Alan E. Salzman

                        Director
----------------------
Paul G. Sherer

 /s/ KEVIN P. YANCY     Director
----------------------
Kevin P. Yancy

                          EXHIBIT INDEX
                         ---------------



     Exhibit        Description
     -------        -------------------------------------------
      4.1           1999 Long-Term Incentive Plan for ASD
                    Systems, Inc., as amended (filed as Exhibit
                    4.1 to the Registrant's Registration
                    Statement on Form S-8 (Reg. Statement No.
                    333-93403) and incorporated herein by
                    reference)
      5.1           Opinion of Arter & Hadden LLP (filed
                    herewith)
     23.1           Consent of Arter & Hadden LLP (included in
                    their opinion filed as Exhibit 5.1) (filed herewith)
     23.2           Consent of Ernst & Young LLP (filed
                    herewith)